UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 460-8728
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 17, 2021, Amerant Bancorp Inc. (the “Company”) entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), between the Company and its newly-created, wholly-owned subsidiary, Amerant Merger SPV Inc. (“Merger Sub”), pursuant to which the Merger Sub would merge with and into the Company (the “Merger”), and on November 17, 2021, the Company filed articles of merger (the “Articles of Merger”) with the Florida Secretary of State. In connection with the Merger, Merger Sub merged with and into the Company as of 12:01 a.m. on November 18, 2021 (the effective time of the Merger). From and after the effective time of the Merger, the separate corporate existence of Merger Sub ceased and the Company continued as the surviving corporation.

In connection with the Merger, the number of shares that the Company is authorized to issue decreased by 250,000,000 and all outstanding shares of the Company’s Class B Common Stock were automatically converted into shares of the Company’s Class A Common Stock (subject to limited exceptions, which are described in the Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed by the Company with the U.S. Securities and Exchange Commission on October 18, 2021).

As a result of the Merger, the Class B Common Stock is no longer authorized or outstanding, and November 17, 2021 was the last day it traded on the Nasdaq.

The description of the Articles of Merger and the Merger Agreement provided above are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibit 3.1 and Exhibit 10.1 to this Report, respectively, and incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in Item 1.01 above and Item 3.03 below is incorporated into this Item 3.01 by reference.

As a result of the Merger, as of November 18, 2021, the Company’s Class B Common Stock are no longer listed on the Nasdaq. The Company’s Class A Common Stock will continue to trade under the symbol “AMTB”.

Item 3.03 Material Modification to Rights of Security Holders

Prior to the Merger, the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”) authorized a total of 550,000,000 shares of capital stock, $0.10 par value per share, consisting of 500,000,000 shares of common stock, 400,000,000 of which were designated Class A Common Stock and 100,000,000 of which were designated Class B Common Stock, and 50,000,000 shares of preferred stock, $0.10 par value per share.

Following the Merger, the Company’s Second Amended and Restated Articles of Incorporation (the “Amended Charter”) authorize a total of (i) 250,000,000 shares of common stock, $0.10 par value per share, 225,000,000 of which are designated as Class A Common Stock, and 25,000,000 of which are a newly designated class of Non-Voting Class A Common Stock, and (ii) 50,000,000 shares of preferred stock, $0.10 par value per share. The Non-Voting Class A Common Stock are identical to the Class A Common Stock in all respects except that the Non-Voting Class A Common Stock are not entitled to vote on any matter (unless such a vote is required by applicable laws or Nasdaq regulations in a particular case).

In connection with the Merger, the Company also amended its Amended and Restated Bylaws (the “Bylaws”) to eliminate all references to Class B Common Stock, add references to the Non-Voting Class A Common Stock, and to make technical changes to conform to changes in Florida law and best practices.

The description of the Company’s Amended Charter and Bylaws provided above are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibit 3.2 and 3.3 to this Report, respectively, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item and 3.03 above is incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 15, 2021, the Company held a special meeting of shareholders (the “Special Meeting”). Of the 29,016,008 shares of Class A Common Stock and 8,471,120 shares of Class B Common Stock of the Company outstanding as of October 14, 2021, the record date for the Special Meeting, 23,962,393 shares of Class A common stock and 5,764,743 shares of Class B common stock, respectively, were present at the meeting in person or by proxy. The following proposal was voted on:

The proposal to adopt the Merger Agreement was voted on at the Special Meeting, and the final voting results are set forth below, which reflect 1 vote per share of Class A common stock and 1/10th of a vote per each share of Class B common stock.

	For	Against	Abstain	Broker Non-Vote
Class A common	23,865,831	8,990	87,572	---
Class B common	539,088	155	37,231	---

The proposal set forth above is described in detail in the Proxy Statement.

On November 15, 2021, the Company issued a press release announcing the preliminary result of the stockholders’ vote at the Special Meeting, a copy of which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

Item 8.01 Other Events.

On November 19, 2021, the Company issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.2 to this Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
3.1	Articles of Merger, dated November 18, 2021.
3.2	Second Amended and Restated Articles of Incorporation of Amerant Bancorp Inc., dated November 18, 2021.
3.3	Amended and Restated Bylaws of Amerant Bancorp Inc., dated November 18, 2021.
10.1	Agreement and Plan of Merger, dated November 17, 2021, between the Company and Amerant Merger SPV Inc.
99.1	Press Release of Amerant Bancorp Inc., dated November 15, 2021.
99.2	Press Release of Amerant Bancorp Inc., dated November 19, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Securities Counsel and Assistant Corporate Secretary